Exhibit 99.1
Strive, Inc. Announces Third Quarter 2025 Financial Results
DALLAS, TX., November 14, 2025 - Strive, Inc. (Nasdaq: ASST) (“Strive” or the “Company”), the first Bitcoin treasury company amplified exclusively with perpetual preferred equity, today announced its financial results for the third quarter ended September 30,
2025.
Third Quarter 2025 Highlights:
▪Consummated the reverse acquisition of Asset Entities Inc. and concurrently raised $762.6 million through PIPE financing transaction and warrant exercises through September 30, 2025, with the opportunity to raise an additional $736.6 million through exercise of remaining warrants.
▪Announced the entry into an agreement and plan of merger for the acquisition of Semler Scientific, Inc. ("Semler") in an all-
stock transaction that would result in Semler being a wholly owned subsidiary of Strive, subject to the satisfaction of customary closing conditions and approval by the stockholders of Semler.
▪Strive has identified potential new executive leadership for Semler Scientific's operating business to oversee a broader mandate centered on preventative healthcare. The target for the buildout is to mirror the organizational model that Strive co-founder
Vivek Ramaswamy pioneered with Roivant Sciences in the biotech sector. Strive believes the refreshed Semler business, with the proper execution, will enhance shareholder value for the combined company and could potentially enable Strive to monetize the business as it remains focused on its Bitcoin strategy.
▪Accumulated an aggregate holding of 5,886 Bitcoin, with a total cost of $683.0 million and fair value of $672.9 million as of
September 30, 2025. As of November 7, 2025, the Company held reported holdings of 7,525 Bitcoin following the closing of its perpetual preferred equity.
▪GAAP net loss of $192.3 million, or $0.22 per diluted common share, for the period from September 12, 2025 to September
30, 2025, with expected non-recurring ($7.5 million) and/or non-cash items ($171.8 million), accounting for 93.2% of the net loss.
▪Non-GAAP adjusted net loss1 of $13.0 million, or $0.01 per diluted common share1, for the period from September 12, 2025 to
September 30, 2025. Non-GAAP adjusted net loss subtracts non-recurring and non-cash items from GAAP net loss.
▪Management forecasts its asset management operating business to have a single digit million-dollar loss to a single digit million-dollar income, or $0.01 net loss to $0.01 net income per diluted common share, respectively, in 2026.
▪On November 10, 2025, the Company completed a registered public offering of 2,000,000 shares of its Variable Rate Series A
Perpetual Preferred Stock (“SATA Stock”), at a price to the public of $80.00 per share, for net proceeds of approximately
$149.3 million, after deducting the underwriting discounts and commissions and the Company’s estimated offering expenses.
The SATA Stock is listed for trading on The Nasdaq Global Market under the symbol “SATA.”
▪In November 2025, the Company made available a dashboard on our website to provide ongoing information, including market prices of outstanding securities, Bitcoin purchases and holdings, amplification ratios, credit data, and other supplemental information. The Bitcoin treasury dashboard can be viewed at https://treasury.strive.com/.
▪The Company released an investor update for both ASST common stock and the SATA Stock with management commentary on the update given during the Hurdle Rate on November 10, 2025. The ASST and SATA Investor Update can be viewed at
https://strive.com/documents/FG/strive_bitcoin/news/650391_2025.11_ASST__SATA_Update-vF.pdf. The Hurdle Rate
presentation of the ASST and SATA investor update can be viewed at https://x.com/HurdleRatePod/
status/1987898366496293088.
“In the third quarter, Strive achieved significant milestones in its Bitcoin accumulation journey, including the close of our reverse acquisition of Asset Entities Inc., which resulted in Strive becoming the first publicly traded Bitcoin treasury asset management firm.
Strive concurrently closed on a PIPE financing transaction, and deployed the majority of the net proceeds into Bitcoin investments. We also entered into an agreement and plan of merger to acquire Semler Scientific, Inc., which we expect will be accretive to the Bitcoin exposure to our shareholders and provide significant potential future value based on the synergy of Semler's medical device business and the expertise of Strive management and board members. Strive continued this positive momentum into the fourth quarter, closing the successful IPO of its first issuance of variable rate perpetual preferred stock, making Strive the first Bitcoin treasury company to finance its Bitcoin amplification exclusively through perpetual preferred equity, and the second overall, after Strategy, to issue a publicly traded perpetual preferred equity security,” said Matthew Cole, Chairman & Chief Executive Officer of Strive, Inc.

(1) Non-GAAP adjusted net loss and non-GAAP adjusted net loss per diluted share are non-GAAP measures. See page 5 for reconciliations of these non-
GAAP financial measures to the most comparable GAAP financial measures.

STRIVE, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(in thousands, except share and per share data)

	September 30, 2025	December 31, 2024
	(Successor)	(Predecessor)
	(unaudited)	(audited)
Assets:
Current assets:
Cash and cash equivalents	$109,069	$6,155
Short-term investments	—	16,755
Prepaid expenses	3,533	351
Other current assets	1,601	500
Total current assets	114,203	23,761
Digital assets, at fair value	672,913	—
Property and equipment, net	816	951
Intangible assets, net	361	187
Right-of-use lease assets	4,141	1,786
Other non-current assets	142	1,512
Total assets	$792,576	$28,197

Liabilities:
Current liabilities:
Compensation and benefits payable	$357	$1,112
Accounts payable and other liabilities	9,186	2,227
Total current liabilities	9,543	3,339
Operating lease liabilities	3,604	1,516
Total liabilities	13,147	4,855

Stockholders’ equity:
Predecessor preferred stock, $0.00001 par value; 0 and 1,161,650 shares authorized, 0 and 1,158,802 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	—	72,488
Predecessor Class A common stock, $0.00001 par value; 0 and 2,000,000 shares authorized, 0 and 2,000,000 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	—	—
Predecessor Class B common stock, $0.00001 par value; 0 and 2,339,765 shares authorized, 0 and 400,970 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	—	—
Successor Class A common stock, $0.001 par value; 444,000,000,000 and 0 shares authorized, 448,817,597 and 0 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	449	—
Successor Class B common stock, $0.001 par value; 21,000,000,000 and 0 shares authorized, 218,035,473 and 0 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	218	—
Additional paid-in capital	1,047,185	—
Accumulated deficit	(268,423)	(49,146)
Total stockholders’ equity	779,429	23,342
Total liabilities and stockholders' equity	$792,576	$28,197

STRIVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Successor	Predecessor
	Period from September 12, 2025 to September 30, 2025	Period from July 1, 2025 to September 11, 2025	Three Months Ended September 30, 2024
Revenues:
Investment advisory fees	$246	$1,283	$950
Other revenue	9	5	34
Total revenues	255	1,288	984

Operating expenses:
Fund management and administration	282	1,251	1,272
Employee compensation and benefits	18,720	3,151	2,182
General and administrative expense	445	871	4,404
Marketing and advertising	18	68	89
Depreciation and amortization	12	43	47
Total operating expenses	19,477	5,384	7,994

Investment gains/(losses):
Net unrealized loss on digital assets	(10,133)	—	—
Other derivative loss	(14,731)	—	—
Net investment gains/(losses)	(24,864)	—	—

Net operating loss	(44,086)	(4,096)	(7,010)

Other income/(expense):
Other income	68	10	208
Transaction costs	(7,484)	(10,280)	—
Goodwill and intangible asset impairment	(140,785)	—	—
Total other income/(expense)	(148,201)	(10,270)	208

Net loss before income taxes	(192,287)	(14,366)	(6,802)
Income tax benefit/(expense)	—	—	—
Net loss	$(192,287)	$(14,366)	$(6,802)

Weighted average number of common shares outstanding:
Basic (1)	872,349,183	2,325,783	2,225,816
Diluted (1)	872,349,183	2,325,783	2,225,816

Net loss per common share:
Basic (1)	$(0.22)	$(6.18)	$(3.06)
Diluted (1)	$(0.22)	$(6.18)	$(3.06)
(1) Basic and diluted earnings per common share for Class A and Class B common stock are the same.

STRIVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Successor	Predecessor
	Period from September 12, 2025 to September 30, 2025	Period from January 1, 2025 to September 11, 2025	Nine Months Ended September 30, 2024
Revenues:
Investment advisory fees	$246	$4,187	$2,560
Other revenue	9	35	55
Total revenues	255	4,222	2,615

Operating expenses:
Fund management and administration	282	4,250	3,488
Employee compensation and benefits	18,720	7,222	6,465
General and administrative expense	445	4,229	10,040
Marketing and advertising	18	231	443
Depreciation and amortization	12	149	141
Total operating expenses	19,477	16,081	20,577

Investment gains/(losses):
Net unrealized loss on digital assets	(10,133)	—	—
Other derivative loss	(14,731)	—	—
Net investment gains/(losses)	(24,864)	—	—

Net operating loss	(44,086)	(11,859)	(17,962)

Other income/(expense):
Other income	68	586	500
Transaction costs	(7,484)	(15,717)	—
Goodwill and intangible asset impairment	(140,785)	—	—
Total other income/(expense)	(148,201)	(15,131)	500

Net loss before income taxes	(192,287)	(26,990)	(17,462)
Income tax benefit/(expense)	—	—	—
Net loss	$(192,287)	$(26,990)	$(17,462)

Weighted average number of common shares outstanding:
Basic (1)	872,349,183	2,299,243	2,200,848
Diluted (1)	872,349,183	2,299,243	2,200,848

Net loss per common share:
Basic (1)	(0.22)	(11.74)	(7.93)
Diluted (1)	(0.22)	(11.74)	(7.93)
(1) Basic and diluted earnings per common share for Class A and Class B common stock are the same.

Non-GAAP Financial Measures
This press release contains certain non-GAAP financial measures, consisting of non-GAAP adjusted net income (loss) and non-GAAP adjusted net income (loss) per diluted common share. Non-GAAP financial measures are subject to material limitations as they are not measurements prepared in accordance with GAAP, and are not a substitute for such measurements. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our consolidated financial statements, which have been prepared in accordance with GAAP. We rely primarily on such consolidated financial statements to understand, manage, and evaluate our business performance and use the non-GAAP financial measures as supplemental information. Reconciliations of reported GAAP historical measures to adjusted non-GAAP measures are included in the financial schedules contained in this press release.
Non-GAAP adjusted net income (loss)
Non-GAAP adjusted net income (loss) and the related non-GAAP adjusted net income (loss) per diluted common share excludes the impact of (i) share-based compensation expense, (ii) depreciation and amortization, (iii) other derivative loss,
(iv) transaction costs, and (v) goodwill and intangible asset impairments. We believe these measures offer management and investors insight as they exclude significant non-cash and/or non-recurring items. The following provides GAAP measures of net loss and net loss per diluted common share and the details with respect to reconciling the line items to non-GAAP adjusted net income (loss) and non-GAAP adjusted net income (loss) per diluted common share (all amounts in thousands, other than share and per share information):

	Successor	Predecessor
	Period from September 12, 2025 to September 30, 2025	Period from July 1, 2025 to September 11, 2025	Three Months Ended September 30, 2024
Net loss	$(192,287)	$(14,366)	$(6,802)
Share-based compensation expense	16,294	—	—
Depreciation and amortization	12	43	47
Other derivative loss	14,731	—	—
Transaction costs	7,484	10,280	—
Goodwill and intangible asset impairment	140,785	—	—
Non-GAAP adjusted net income (loss)	$(12,981)	$(4,043)	$(6,755)

Weighted average number of diluted common shares outstanding	872,349,183	2,325,783	2,225,816
Net loss per diluted common share	$(0.22)	$(6.18)	$(3.06)
Non-GAAP adjusted net income (loss) per diluted common share	$(0.01)	$(1.74)	$(3.03)

	Successor	Predecessor
	Period from September 12, 2025 to September 30, 2025	Period from January 1, 2025 to September 11, 2025	Nine Months Ended September 30, 2024
Net loss	$(192,287)	$(26,990)	$(17,462)
Share-based compensation expense	16,294	—	—
Depreciation and amortization	12	149	141
Other derivative loss	14,731	—	—
Transaction costs	7,484	15,717	—
Goodwill and intangible asset impairment	140,785	—	—
Non-GAAP adjusted net income (loss)	$(12,981)	$(11,124)	$(17,321)

Weighted average number of diluted common shares outstanding	872,349,183	2,299,243	2,200,848
Net loss per diluted common share	$(0.22)	$(11.74)	$(7.93)
Non-GAAP adjusted net income (loss) per diluted common share	$(0.01)	$(4.84)	$(7.87)

About Strive
Strive, Inc. is a bitcoin treasury company. With Bitcoin as its hurdle rate, the Company is focused on (i) maximizing value for shareholders; (ii) accumulating bitcoin; and (iii) outperforming bitcoin over the long run.
Strive's wholly owned subsidiary, Strive Asset Management, is a SEC-registered investment adviser. The Company also owns and operates True North, a Bitcoin-focused media platform.
Learn more at strive.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the
“Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties.
Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Semler Scientific, Inc. (“Semler Scientific”), respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance, the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,”
“contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,”
“budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive, Semler Scientific and/or their respective management teams about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following:
•the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Strive and Semler Scientific to terminate the merger agreement between Strive and Semler Scientific;
•the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;
•the outcome of any legal proceedings that may be instituted against Strive or Semler Scientific or the combined company;
•the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;
•the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;
•the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;
•the diversion of management’s attention from ongoing business operations and opportunities;
•dilution caused by Strive’s issuance of additional shares of its Class A common stock in connection with the proposed transaction;
•potential adverse reactions of Strive’s or Semler Scientific’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;
•changes in Strive’s or Semler Scientific’s share price before closing; and
•other factors that may affect future results of Strive, Semler Scientific or the combined company.
These factors are not necessarily all of the factors that could cause Strive’s, Semler Scientific’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-
looking statements.  Other factors, including unknown or unpredictable factors, also could harm Strive, Semler Scientific or the combined company’s results.

Although each of Strive and Semler Scientific believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive or Semler Scientific will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Quarterly Report on Form 10-Q filed on November 14, 2025, Strive's
Form S-4 filed on October 10, 2025, Semler Scientific’s most recent Quarterly Report on Form 10-Q filed on November
12, 2025, and other documents subsequently filed by Strive and Semler Scientific with the SEC.
The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, Semler Scientific or their respective businesses or operations.  Investors are cautioned not to rely too heavily on any such forward-looking statements.  Forward-looking statements contained in this press release speak only as of the date hereof, and Strive and Semler Scientific undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.
Additional Information and Where to Find It
In connection with the proposed transaction, Strive has filed with the SEC a Registration Statement on Form S-4 (the
“Registration Statement”) to register the Class A common stock to be issued by Strive in connection with the proposed transaction and that will include an information statement of Strive, proxy statement of Semler Scientific and a prospectus of Strive (the “Information Statement/Proxy Statement/Prospectus”), and each of Strive and Semler Scientific may file with the SEC any other relevant documents concerning the proposed transaction.  A definitive Information Statement/Proxy
Statement/Prospectus will be sent to the stockholders of Semler Scientific to seek their approval of the proposed transaction.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND
STOCKHOLDERS OF SEMLER SCIENTIFIC ARE URGED TO READ THE REGISTRATION STATEMENT AND
INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED
TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED
WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STRIVE, SEMLER SCIENTIFIC AND THE
PROPOSED TRANSACTION AND RELATED MATTERS.
A copy of the Registration Statement, Information Statement/Proxy Statement/Prospectus, as well as other filings containing information about Strive and Semler Scientific, may be obtained, free of charge, at the SEC’s website (http://
www.sec.gov). You will also be able to obtain these documents, when they are filed, free of charge, from Strive by accessing Strive’s website at https://investors.strive.com/. Copies of the Registration Statement, the Information Statement/
Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Strive’s Investor Relations department at 200 Crescent Court, Suite
1400, Dallas, Texas 75201 or by calling (855) 427-7360 or by submitting an inquiry at https://investors.strive.com/ir-
resources/contact-ir. Copies of the documents filed with the SEC by Semler Scientific will be available free of charge on
Semler Scientific’s website at https://ir.semlerscientific.com/. The information on Strive’s or Semler Scientific’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.
Participants in the Solicitation
Strive, Semler Scientific and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Semler Scientific in connection with the proposed transaction.  Information about the interests of the directors and executive officers of Strive and Semler Scientific and other persons who may be deemed to be participants in the solicitation of stockholders of Semler Scientific in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Information Statement/Proxy Statement/Prospectus related to the proposed transaction, which will be filed with the SEC.  Information about the current directors and executive officers of Semler Scientific, and their ownership of
Semler Scientific common stock is set forth in the section entitled “THE MERGERS” and “SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” included in Strive's Form S-4 filed with the SEC on
October 10, 2025 and Semler Scientific's Current Report on Form 8-K filed with the SEC on October 17, 2025. Additional information regarding ownership of Semler Scientific’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 or 4, which are available at https://www.sec.gov/cgi-bin/own-disp?
action=getissuer&CIK=0001554859. Information about the directors and executive officers of Strive is contained in
Strive’s Current Report on Form 8-K filed with the SEC on September 15, 2025, Strive’s Current Report on Form 8-K filed with the SEC on October 6, 2025 and under “Meet the Leadership Team” accessed through the “About Us” link on Strive’s website at https://strive.com/team. Additional information regarding ownership of Strive’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 or 4 which are available at https://www.sec.gov/cgi-

bin/own-disp?action=getissuer&CIK=1920406. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”
No Offer or Solicitation
This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.